UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2002

                                      Wyeth
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
     -----------                  -----------------           -----------------
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
----------------------------------------                  ----------------------
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000



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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits.

99.1 Statement Under Oath made by Robert Essner, dated August 8, 2002, pursuant to the Securities and Exchange Commission Order Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

99.2 Statement Under Oath made by Kenneth J. Martin, dated August 8, 2002, pursuant to the Securities and Exchange Commission Order Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

99.3 Certification by Robert Essner pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Wyeth Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

99.4 Certification by Kenneth J. Martin pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Wyeth Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

Item 9.  Regulation FD Disclosure

Attached hereto, as Exhibit 99.1 and Exhibit 99.2 which are incorporated by reference herein, are the Statements Under Oath of the Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 8, 2002, which have been personally signed and delivered to the Securities and Exchange Commission by each of Robert Essner, President and Chief Executive Officer of Wyeth and
Kenneth J. Martin, Executive Vice President and Chief Financial Officer of Wyeth, respectively, pursuant to the SEC Order Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

Also attached hereto, as Exhibit 99.3 and Exhibit 99.4 which are incorporated by reference herein, are the Certifications by Robert Essner, President and Chief Executive Officer of Wyeth, and Kenneth J. Martin, Executive Vice President and Chief Financial Officer of Wyeth, respectively, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Wyeth Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 which have been personally signed and delivered to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WYETH


                                      By:  /s/ Paul J. Jones
                                      Name: Paul J. Jones
                                      Title:  Vice President and Comptroller
Date:  August 8, 2002

                                 Exhibit Index

99.1 Statement Under Oath made by Robert Essner, dated August 8, 2002, pursuant to the Securities and Exchange Commission Order Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

99.2 Statement Under Oath made by Kenneth J. Martin, dated August 8, 2002, pursuant to the Securities and Exchange Commission Order Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

99.3 Certification by Robert Essner pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Wyeth Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

99.4 Certification by Kenneth J. Martin pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Wyeth Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.